Exhibit 10.1

Georgia Department of
Community Health		2 Peachtree Street, NW
Atlanta, GA 30303-3159
Rhonda M. Medows, MD, Commissioner	Sonny Perdue, Governor	www.dch.georgia.gov

June 14, 2007
Sent Via: Certified Mail; Return Receipt Requested

David McNichols
Peach State Health Plan, Inc.
3200 Highland Pkwy., SE
Suite 300
Smyrna, GA 30303

RE:	NOTICE OF RENEWAL FOR FISCAL YEAR 2008 (Revised)
Contract# 0653 Medicaid Managed Care

Dear Mr. McNichols:

    This letter serves as written notice that the Department of Community Health (hereinafter “DCH” or the “Department”) is exercising its option to renew the above-referenced contract for an additional State fiscal year, subject to the terms and conditions of the underlying contract (the “Contract”) and any applicable subsequent amendments. The Contract, as renewed, shall terminate on June 30, 2008. All terms and conditions of the contract, including reimbursement, shall remain as stated in the original contract and any amendments thereto.

   Enclosed is an additional copy of this letter.  Please sign both copies where indicated retaining one for your files and returning the other via fax and mail before close of business June 29, 2007 to:

    Georgia Department of Community Health
    Contract Administration
    2 Peachtree Street 40th Floor
    Atlanta, Georgia 30303-3159
    Fax: (404) 463-0663

   Please contact me at (404) 463-1930 or via email at bshepard @dch.ga.gov should you have any questions or require additional information.  We look forward to continuing with your contract in Fiscal Year 2008.

                                                        Sincerely,

                                                        /s/ Barry Shepard

                                                        Barry Shepard
                                                        Contract Specialist

BS/wc
cc:     Charemon Grant, Esq. General Counsel
         File

Signature of Acceptance:

We, Peach State Health Plan, do hereby acknowledge the renewal of our contract, Peach State Health Plan, Inc Contract #0653 and agree to the renewal terms as heretofore stated by the duly authorized signature below:

/s/ Christopher D. Bowers	6/26/07
Authorized Signature	Date